Exhibit 99.1

   Investor UpdateBank of America Merrill Lynch Leveraged Finance Conference  December 4, 2019

 This presentation contains summarized information concerning Mr. Cooper Group Inc. (the “Company”) and the Company’s business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the Company’s most recent Annual Report on Form 10-K (“Form 10-K”) and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well other reports filed with the SEC from time to time. Such reports are or will be available in the Investors section of the Company’s website (www.mrcoopergroup.com) and the SEC’s website (www.sec.gov).Forward Looking Statements. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including target ROTCE and current initiatives. All statements other than statements of historical or current fact included in this presentation that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in documents Mr. Cooper has filed or will file from time to time with the SEC. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and Mr. Cooper believes there is a reasonable basis for them. However, the events, results or trends identified in these forward-looking statements may not occur or be achieved. Forward-looking statements speak only as of the date they are made, and Mr. Cooper is not under any obligation, and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports that Mr. Cooper has filed or will file from time to time with the SEC.Basis of Presentation. For purpose of Mr. Cooper's financial statement presentation, Mr. Cooper Group Inc. was determined to be the accounting acquirer in the WMIH Corp. merger. “Predecessor” financial information relates to Nationstar and “Successor” financial information relates to Mr. Cooper. The financial results for the three months ended September 30, 2019, three months ended June 30, 2019, the three months ended March 31, 2019, and the three months ended December 31, 2018 reflect the results of the Successor. With respect to the three months ended September 30, 2018, the Company has presented the results on a “combined” basis by combining the financial results of the Predecessor for the period from July 1, 2018 through July 31, 2018 and the financial results of the Successor for the period from August 1, 2018 through September 30, 2018. Although the separate financial results of the Predecessor for the period from July 1, 2018 through July 31, 2018 and the Successor for the period from August 1, 2018 through September 30, 2018 are each separately presented under generally accepted accounting principles (“GAAP”) in the United States, the combined results reported reflect non-GAAP financial measures, because a different basis of accounting was used with respect to the financial results for the Predecessor as compared to the financial results of the Successor. Non-GAAP Measures. This presentation contains certain references to non-GAAP measures. Please refer to the Appendix for more information on non-GAAP measures.   Important Information

 Post Crisis, Servicing Market Share Shifted to Non-banks (%)  Industry-leading Portfolio Growth  Source: Federal Reserve, Inside Mortgage Finance as of 6/30/2019    Evolution of the Leading Non-bank Mortgage Servicer

 ⁽¹⁾ Percentage of loans boarded delinquent brought back to performing status, compared to industry reperformance for buckets of similar loans. Source: Core Logic ⁽²⁾ Direct servicing cost per loan for performing loans. Categories are defined as prime servicers; “Mid to Large” is 500k-1mm loans, “Large” is greater than 1mm loans, “Small” is less than 100k loans. Source: 2017 MBA Peer Group Study     Best-in-Class Operational Skills  Kept More People in Their Homes  Returning Delinquent Loans to Performing Status at 2X the Industry Rate (1)  Built a Very Efficient Operating Platform  Industry  Direct Servicing cost per Loan below Peer Average (2)

 Significant Improvement in Customer Experience  Refinance Recapture is a Competitive Advantage    Rebranding Establishes Customer-centric Culture  Complaints Ratio (per 1,000 loans)  Complaints    ⁽¹⁾ Industry refinance recapture data as of 2Q’19 based on Black Knight’s mortgage monitor August 2019 report.

   4Q’19 Mid-Quarter Update  Interest-rate lock volume was $4.8 bn in October and estimated at $3.5 bn in November, with Originations margin averaging 1.1%, reflecting typical seasonal patternsPrepayment speeds have remained high so far in the fourth quarter, with forward owned CPRs of 20.3% in October and 17.8% in November  Note: Interest-rate lock volume refers to pull through adjusted lock volume. See appendix for quarterly volumes.

Third Quarter Highlights

- **Reported $83 million net income or $0.90 per share, and pretax operating income of $171 mm[1]**
- **Generated record Originations EBT of $178 mm on record funded volume of $11.9 bn**
- **Servicing UPB remained stable, ending the quarter at $641 bn, with an operating margin of 6.2 bps**
- **Xome reported EBT of $14 mm and pretax operating income of $13 mm,[1] with AMS contributing positive results**
- **Called $100 mm of unsecured senior notes due 2021 and reported debt:adjusted EBITDA[1] of 4.1x[2]**
- **Achieved Great Place to Work certification**

[1] Please see appendix for reconciliations of non-GAAP items
[2] Adjusted EBITDA is based on trailing twelve months

Mr. Cooper Group 7

Generating and Sustaining Investor Returns

Current Initiatives

Integration:	
Pacific Union	✓
Seterus	✓
AMS	
Field services and title	✓
Back office	✓
Valuation	on schedule
Investment and Cost Savings	
Titan investment	on schedule
$50 mm corporate actions	on schedule
Deleveraging	
Retirement of senior notes	Called $100 mm of 2021s
Target debt: adjusted EBITDA <5.0x	4.1x

Target ROTCE

12%+

ROTCE shown fully taxed, does not include the cash flow benefits associated with the company's deferred tax asset

Note: ROTCE estimates are forward-looking and are subject to a number of risks, uncertainties and changes in circumstances, certain of which are beyond our control. Actual results could differ materially as a result of several factors, including interest rates, prepayment rates, amortization, economic growth and delinquencies. Please see appendix for reconciliations of non-GAAP items.

Mr. CooperGroup 8

Summary 3Q'19 Financial Results

$ mm's, except per share data	3Q'19	2Q'19	3Q'18
Servicing	$60	$70	$37
Originations	178	118	32
Xome	13	10	5
Corporate debt interest expense	(51)	(51)	(47)
Corporate expense/other	(29)	(29)	(23)
Pretax operating income[1]	$171	$118	$4
Other mark-to-market[2]	(51)	(205)	87
Merger related costs	-	(17)	-
Adjustments	(1)	-	(1)
Intangible amortization	(12)	(13)	(9)
Pretax income (loss) [5]	$107	($117)	$81
Net Income/(loss) [5]	**$83**	**($87)**	**$61**
Average diluted sharecount	92.0	91.1	99.1
Diluted EPS	$0.90	($0.96)	$0.62

TBV Rollforward[1]	$mm's	Per share
2Q'19	**$1,453**	**$15.95**
3Q'19 net income	83	0.90
Intangible amortization	12	0.13
Other	6	0.07
3Q'19	**$1,554**	**$16.88**

Investor returns	$mm's	ROTCE
GAAP net income	$83	22.1%
Fully-taxed operating income[1][3]	$130	34.5%
Cash tax-effected operating income[1][4]	$166	44.0%
Discretionary steady state cash flow	$170	n/a

- Adjustments in 3Q'19 included removal of $5 mm corporate action charges in Corporate and $4 mm gain on the remeasurement of contingent consideration associated with the acquisition of Assurant Mortgage Solutions
- Trust collapse in Q3 contributed $21 mm in earnings, of which $11 mm was included in Servicing segment and $10 mm in Corporate/Other

[1] Please see appendix for reconciliations of non-GAAP items
[2] Other mark-to-market does not include fair value amortization. Fair value amortization represents the additional amortization required under the fair value amortization method over the cost amortization method
[3] Assumes GAAP tax-rate of 24.2% and does not give credit to cash flow benefits of the DTA
[4] Assumes marginal tax rate of 3.2%
[5] 3Q'18 Pretax income excludes ($123) mm merger related costs. Net income (loss) assumes a normalized tax rate of 24.2% and does not include the DTA tax benefit realized from the WMIH merger.

Mr. CooperGroup 9

     MSR Value Update  The company reported a mark-to-market of ($83) mm, reflecting the impact on MSR value of higher expected lifetime prepayment speeds, offset by the corresponding impact on excess spread liabilityAs of 9/30/19, 1 million customers would save, on average, $220 per month by refinancing  30-year fixed mortgage rate-12 bps q/q

Record Originations Results

Funded Volume By Channel ($ bn's)



$11.9
$10.0
+19% q/q
$6.4
Correspondent +10% q/q
$5.8
$5.1
$5.4
$5.7
$2.7
$3.2
$3.1
$4.9
Direct to Consumer +39% q/q
$3.5
$2.5
$2.3
$2.2
$0.4
$0.7
$0.6
Wholesale
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19

Originations Pretax Margin [1]



1.32%
0.90%
0.68%
0.50%
0.68%
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19

- Total funded volume of $11.9 bn was up 19% q/q and 131% y/y, while locked volume was up 13% q/q to $12.7 bn
- The purchase mix was 39.1% of total funded volume
- Originations margin benefitted from declining rates and continued strong performance in the DTC channel, including increased contribution from the Home Advisor unit

[1] Please see appendix for reconciliations of non-GAAP measures

Mr. Cooper Group 11

Servicing Portfolio UPB is Stable

Portfolio Walk ($ bn's)



$644
$11
$18
$8
$4
$641
2Q'19
MSR Originations
MSR Runoff
Subservicing
Other
3Q'19

Net Replenishment



$bn
$12
$10
$8
$6
$4
$2
$-
58%
99%
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19
MSR runoff, net
Funded volume
Net Replenishment

- Total portfolio ended the quarter at $641 bn, largely stable with the prior quarter-end
- Excluding the economic share of run-off attributable to excess spread co-investment partners, the net replenishment rate for the forward owned MSR portfolio was 99%
- Subservicing increased from 47% to 48% of the total portfolio
- The reverse mortgage portfolio remains in run-off, with balances down 22% y/y
- Bulk MSR acquisitions and sales was minimal during the quarter

Note: Net replenishment is calculated as originations funded volume excluding subservicing, divided by net run-off. During the quarter, originations of $11.9 bn included $0.8 bn associated with subservicing contracts. Net run-off is calculated as $18 bn in run-off associated with the forward owned MSR, less 38% attributable to excess spread co-investors, based on the ratio of the excess spread liability to the MSR value at the end of the quarter

Mr. Cooper Group 12

Servicing Margin Impacted by Higher Amortization



Servicing Margin (bps) (1)
6.5
7.6
7.5
6.7
6.2
6.0
6.7
6.8
6.0
5.8
Titan expenses
Pretax income
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19

- Servicing margin compressed sequentially due to higher amortization, driven by increase in CPR to 17.5%
- Servicing margin excludes $7 mm in Project Titan investment spending
- Servicing segment benefitted from trust collapse of legacy loans, which contributed $11 mm in the quarter
- 60+ day delinquencies improved sequentially from 2.3% to 2.2%



CPR Trend
11.1%
9.1%
8.2%
13.0%
17.5%
3Q'18
4Q'18
1Q'19
2Q'19
3Q'19

(1) Please see appendix for reconciliations of non-GAAP measures

Mr. Cooper Group 13

AMS crossed the breakeven point and contributed positively to results. Integration of AMS is largely complete, with valuations unit to be fully integrated by 1Q’20Auction exchange continued to win third-party business, helping to mitigate impact of low-delinquency environment Revenues benefitted from strong results in title and close, reflecting uptick in refinance-related orders  ⁽¹⁾ Please see appendix for reconciliations of non-GAAP measures    Xome Operating Results Improved to $13 mm⁽¹⁾  Exchange Sales and Service Orders  Operating Profitability ($ mm’s)⁽¹⁾  Core Xome  AMS  Percentage of revenue from third-parties  Services completed orders  Exchange properties sold

   Commitment to Strong Capital and Liquidity  ⁽¹⁾ Please see appendix for reconciliations of non-GAAP measures  Debt: adjusted EBITDA declined to 4.1xEstimated steady state cash flow improved to $170 mm on strong origination profitability$50 mm in operating lines was paid down voluntarily during the quarterAnnounced retirement of $100 mm of senior notes due 2021, which settled in October

   Appendix

     Segment Operating Income and Non-GAAP Reconciliation  ⁽¹⁾Consolidated includes eliminations⁽²⁾ Amount represents the additional amortization required under the fair value amortization method over the cost amortization method  $

   Tangible Book Value (TBV) Reconciliation

   ROTCE Reconciliation  ⁽¹⁾ Includes income tax expense and non-controlling interest⁽²⁾ Assumes GAAP tax-rate of 24.2% and does not give credit to cash flow benefits of the DTA⁽³⁾ Assumes marginal tax rate of 3.2%  ROTCE is a non-GAAP financial measure that is computed by dividing earnings by tangible common equity. Tangible common equity equals total stockholders’ equity less goodwill and intangible assets. The methodology of determining tangible common equity may differ among companies. Management believes that ROTCE is a useful financial measure because it measures the performance of a business consistently and enables investors and others to assess the Company’s use of equity. We are unable to provide a reconciliation of the forward-looking non-GAAP financial measure to its most directly comparable GAAP financial measure because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimate of amounts that would be necessary for the reconciliation due to the complexity and inherent difficulty in forecasting and quantifying future amounts or when they may occur. Such unavailable information could be significant to future results.

   Servicing Non-GAAP Reconciliation

   Servicing Profitability

   Servicing Profitability [cont.]

   Servicing Portfolio Supplemental Data   ⁽¹⁾ 2Q’18 ending unpaid principal balance was $278,105 million

   Originations Non-GAAP Reconciliation  Note: Revenue based on pull through adjusted lock volume, expenses based on funded volume

   Originations Profitability and Supplemental Data  ⁽¹⁾ Calculated on pull through adjusted lock volume as revenue is recognized at the time of loan lock

   Originations Profitability [cont.]  ⁽¹⁾ Calculated on funded volume as expenses are incurred based on closing of the loan⁽²⁾ Revenue based on pull through adjusted lock volume, expenses based on funded volume

   Xome Non-GAAP Reconciliation

   Xome Profitability  $

   Adjusted EBITDA  ⁽¹⁾ Adjusted EBITDA calculated consistent with the definition in the corporate indentures for senior unsecured notes maturing in 2023 and 2026. 3Q’19 includes rent differential $1 mm, Project Titan expenses $7 mm, charges related to corporate actions $5 mm, remeasure of contingent consideration associated with AMS ($4 mm)  Numbers may not add due to rounding

   3Q’19 Sources and Uses Cash Flow   ⁽¹⁾ Required investment to sustain the net MSR is based on sum of $(162) mm forward MSR amortization, $77 mm excess spread accretion, and $(32) mm fair value amortization ⁽²⁾ Includes mortgage loans originated, sold or repurchased, net gains on mortgage loans held for sale excluding capitalized servicing rights, reverse mortgage interests, interest income on reverse mortgage loans, and HECM and participating interest activities, repayment of nonrecourse debt – legacy assets, and changes in warehouse facilities, advance facilities, advances and other receivables, other assets, payables and other liabilities, and other activities